                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 13, 2003

                                 ---------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       001-13958             13-3317783
-------------------------------       -------------------    -------------------
(State or other jurisdiction             (Commission           (IRS Employer
        of Incorporation)                 File Number)       Identification No.)


            The Hartford Financial Services Group, Inc.
            Hartford Plaza
            Hartford, Connecticut                                   06115-1900
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            (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:    (860) 547-5000
                                                   ------------------------

Item 12. Results of Operations and Financial Condition.

On October 13, 2003, The Hartford Financial Services Group, Inc. issued a press release announcing its estimated earnings per diluted share for the quarter ended September 30, 2003. A copy of the press release is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.6 of Form 8-K, the information and exhibit contained in this Form 8-K shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:  October 14, 2003            By:   /s/ NEAL S. WOLIN
                                   -------------------------------------------
                                   Name:    Neal S. Wolin
                                   Title:   Executive Vice President and
                                            General Counsel